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                                                                       Exhibit 23.3

                    CARELLA, BYRNE, BAIN, GILFILLAN, CECCHI, STEWART & OLSTEIN
CHARLES C. CARELLA               A PROFESSIONAL CORPORATION            RAYMOND J. LILLIE
BRONDAN T. BYRNE                    COUNSELLORS AT LAW                 WALTER G. LUGER
JOHN H. BAIN                                                           CHARLES M. CARELLA
JOHN G. GILFILLAN,III                6 BECKER FARM ROAD                CHARLES J. HERRONE
PETER G. STEWART                  ROSELAND, N.J. 07068-1739            G. GLENNON TROUBLEFIELD
ELLIOT M. OLSTEIN                     (973) 994-1700                   WILLIAM SQUIRE
ARTHUR T. VANDERBILT, II          TELECOPIER (973) 994-1744            DENNIS F. GLEASON
JAN ALAN BRODY                                                         DAVID G. GILFILLAN
JOHN M. AGNELLO                                                        BRIAN H. FENLON
MELVYN M. BERGSTEIN                                                    JAMES E. CECCHI
JAMES T. BYERS                                                         ANDREW P. GORDON
DONALD F. MICELI                                                       LYNN A. WEISINGER
A. RICHARD ROSS                                                        CYNTHIA N. HOEN
KENNETH L. WINTERS                                                     MARK A. EDWARDS
JEFFREY A. COOPER                                                      J.G. MULLINS
CARL R. WOODWARD, III                                                  MELISSA E. FLAX
   __________                                                          NABIL N. KASSEM
                                                                       JOANNE C. GERBER
HERBERT M. RINALDI                                                     ROBERT A. KNEE
RICHARD K. MATANLE, II                                                 ELISSA MIZZONE
DONALD S. BROOKS                                                       MARK D. MILLER
PATRICIA M. TALBERT                                                    -MEMBER N.Y.-PA. & IN BARS ONLY
OF COUNSEL                                                             -MEMBER MD., D.C., VA., PA.
   ___________                                                         BARS ONLY

JAMES D. CECCHI (1933-1995)
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                          C O N S E N T   O F   C O U N S E L

     The undersigned hereby consents to the use of our name and the statement with respect to our firm appearing under the heading "Experts" included in the Registration Statement on Form S-1 for Osiris Therapeutics, Inc.

           /s/ Carella, Byrne, Bain, Gilfillan, Cecchi, Stewart & Olstein, P.A.
           ---------------------------------------------------------------------
           CARELLA, BYRNE, BAIN, GILFILLAN, CECCHI, STEWART & OLSTEIN, P.A.
           6 Becker Farm Road
           Roseland, New Jersey 07068

Dated: November 25, 1997